Exhibit 99.2

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands Board of Directors

Approves $15 Million Share Repurchase Program

COLUMBIA, Mo., December 9, 2021 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for outdoor enthusiasts, today announced that its Board of Directors has approved the repurchase of up to $15 million of the Company’s outstanding common stock (“shares”) through December 2023. The share repurchase program is effective immediately.

President and Chief Executive Officer, Brian Murphy, said, “This announcement underscores our Board’s confidence in our business and its dedication to stockholder value creation.  Our strong balance sheet, positive cash flow, and growing revenue enable us to prioritize investing for growth, both organically and through opportunistic and accretive M&A activity, while maintaining our commitment to returning capital to our stockholders.  As we evaluate our capital allocation priorities, we believe it is appropriate and important to have the authority to repurchase stock at our discretion.”

The shares may be repurchased from time to time on the open market, in block trades, or in privately negotiated transactions. The amount and timing of any shares repurchased under the program will be determined at the discretion of management and will depend on a number of factors, including the market price of the company’s stock, trading volume, general market and economic conditions, the Company’s capital position, legal requirements, and other factors.   The repurchase program does not obligate the Company to acquire any particular number of shares, and the repurchase program may be discontinued at any time at the Company’s discretion.

Statement Regarding Forward-Looking Information

The statements contained in this release that are not historical are forward-looking statements within the meaning of the U.S. federal securities laws and we intend that such forward-looking statements be subject to the safe harbor created thereby. Statements that are not historical facts, including statements about anticipated financial outcomes, and share repurchases, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements relate to future events and our future results and involve a number of risks and uncertainties. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. Specific forward-looking statements in this press release include our Board’s confidence in our business and its dedication to stockholder value; our belief that our strong balance sheet, positive cash flow, and growing revenue enable us to prioritize investing for growth, both organically and through opportunistic and accretive M&A activity, while maintaining our commitment to returning capital to our stockholders.  Forward-looking statements are based on our beliefs as well as assumptions made by, and information currently available to, us. The risks and uncertainties to which forward-looking statements are subject include, without limitation, changes in price and volume and the volatility of our common stock, adverse impacts on our common stock due to the COVID-19 pandemic, unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company, changes in general economic, business and political conditions, and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Except as required by applicable law or regulation, we disclaim any obligation and do not intend to publicly update or review any of our forward-looking statements, whether as a result of new information, future events or otherwise.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.  The company produces innovative, top quality products under its brands Caldwell®; Wheeler®; Tipton®; Frankford Arsenal®; Hooyman®; BOG®; MEAT!; Uncle Henry®; Old Timer®; Imperial®; Crimson Trace®; LaserLyte®; Lockdown®; ust®; BUBBA®; and Schrade®.  For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.